Confidential

Class FWarrant Agreement

IMPORTANT NOTICE

Before investing in Probe’s Offering, investors need to have read Probe’s Offering documents and the related information and should know significant risks associated with making an investment in Probe which are more fully detailed in Probe’s Offering documents.

Probe can provide no assurance and no guarantee is hereby expressed or implied regarding achievement of all, or any of, Probe’s financial projections or business objectives.

THIS IS NEITHER AN OFFER TO SELL NOR AN OFFER TO BUY SECURITIES.  THE OFFERING IS MADE ONLY BY THE OFFERING DOCUMENTS.  ALL DOCUMENTS RELATED TO CORTXT’S OFFERING MUST BE READ IN CONJUNCTION WITH THE OFFERING DOCUMENTS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATION AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES.  A COPY OF THE OFFERING DOCUMENTS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING.

Confidential

THIS WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR APPLICABLE STATE SECURITIES LAWS.  THIS WARRANT AND THE WARRANT SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN OPINION OF COUNSEL IN FORM, SUBSTANCE AND SCOPE REASONABLY SATISFACTORY TO COUNSEL TO THE COMPANY THAT REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT.

Warrant No.:XXX

XXXXX Class FWarrants

Date:XXXXXXX

Void after 5:00 p.m., Pacific Time on ____________, 2018

CLASS F

COMMON STOCK

PURCHASE WARRANT

OF

PROBE MANUFACTURING, INC.

CORTXT, INC., a Nevada corporation (the “Company”), hereby certifies that, for value received, ___________________________________( the “Warrant Holder”) is the owner of the number of common stock purchase warrants (“Warrants”) specified above, each of which entitles the holder thereof to purchase, at any time during the period commencing on the Commencement Date (as defined herein) and ending on the Expiration Date (as defined herein), fully paid Common Stock of the Company per the terms below and at a purchase price equal to the Exercise Price of $0.10 per share in lawful money of the United States of America in cash, subject to adjustment as hereinafter provided.

1.

WARRANT; NUMBERS, WARRANT SHARES AND EXERCISE PRICE.

1.1

For each $100,000 invested by the Warrant Holder the Company’s Series D Preferred Stock Offering, the Warrant Holder shall receive 10Class FWarrants ( “AW” ) entitling the Warrant Holder the right to purchase 50,000 sharesthe Company’s Common Stock Shares the Company (individually, a “Warrant Share” severally, the “Warrant Shares”).

1.2

The purchase price payable upon exercise of each Warrant (“Exercise Price”) shall be $0.10. The Exercise Price and number of Warrant Shares purchasable pursuant to each Warrant are subject to adjustment as provided in Section 8.

1

Confidential

2.

EXERCISE OF  WARRANT; EXPIRATION DATE.

2.1

This Warrant is exercisable during the period commencing on the next day after thefinal Closing Date of the Series D Preferred Stock offering(“Commencement Date”) and ending on the Expiration Date (as defined below in Section 2.5), in whole or from time to time in part, at the option of the Warrant Holder, upon surrender of this Warrant to the Company together with a duly completed Notice of Exercise in the form attached hereto and payment of an amount equal to the then applicable Exercise Price multiplied by the number of Warrant Shares then being purchased upon such exercise.

2.2

Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 2.1.  At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 2.3 below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

2.3

Within fifteen (15) business days after the exercise of the purchase right represented by this Warrant, the Company at its expense will use its best efforts to cause to be issued in the name of, and delivered to, the Warrant Holder, or, subject to the terms and conditions hereof, to such other individual or entity as such Warrant Holder (upon payment by such Warrant Holder of any applicable transfer taxes) may direct the following:

(a)

a certificate or certificates for the number of full Warrant Shares to which such Warrant Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Warrant Holder would otherwise be entitled, cash in an amount determined pursuant to Section 2.4 hereof, and

(b)

in case such exercise is in part only, a new Common Stock Purchase Warrant or Warrants (dated the date hereof) of like tenor, stating on the face or faces thereof the number of shares currently stated on the face of this Warrant minus the number of such shares purchased by the Warrant Holder upon such exercise as provided in subsection 2.1 (in each case prior to any adjustments made thereto pursuant to the provisions of this Warrant).

2.4

The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment thereof in cash on the basis of the “last sale price” (as defined below) of the Company's Common Stock on the trading day immediately prior to the date of exercise.  For purposes of this Section 2.4, “last sale price” shall mean (i) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market, NASDAQSmallCap Market or OTC QB Bulletin Board (or successor such as the Bulletin Board Exchange), the last sale price of the Common Stock in the principal trading market for the Common Stock as reported by the exchange, NASDAQ or the OTC QB, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market, NASDAQSmallCap Market or the OTC QB Bulletin Board (or successor such as the Bulletin Board Exchange), but is traded in the residual over-the-counter

2

Confidential

market, the closing bid price for the Common Stockon the last trading day preceding the date in question for which such quotations are reported by the Pink Sheets, LLC or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Board of Directors of the Company shall determine, in good faith.

2.5

The term “Expiration Date” shall mean 5:00 p.m., Pacific time on _______________, 2018, or if such date shall in the State of California be a holiday or a day on which banks are authorized to close, then 5:00 p.m., Pacific time the next following day which in the State of California is not a holiday or a day on which banks are authorized to close.

3.

REGISTRATION AND TRANSFER ON COMPANY BOOKS.

3.1

The Company (or an agent of the Company) will maintain a register containing the names and addresses of the Warrant Holders.  Any Warrant Holder may change its, his or her address as shown on the warrant register by written notice to the Company requesting such change.

3.2

The Company shall register upon its books any transfer of a Warrant upon surrender of same as provided in Section 5.

4.

RESERVATION OF SHARES.  The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.  As long as the Warrant shall be outstanding, the Company shall use its best efforts to cause all Warrant Shares issuable upon exercise of the Warrants to be listed on any securities exchange (or, if applicable on NASDAQ or the OTC QB Bulletin Board or any successor trading market) on which the Common Stock is then listed and/or quoted (the "Applicable Trading Market").

5.

EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OR MUTILATION OF  WARRANTS.  This Warrant is exchangeable, without expense, at the option of the Warrant Holder, upon presentation and surrender hereof to the Company for other warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock shares purchasable hereunder.  Subject to the terms of Section 6, upon surrender of this Warrant to the Company at its principal office or at the office of its transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall be promptly canceled.  This Warrant may be divided or combined with other warrants which carry the same rights upon presentation hereof at the principal office of the Company together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Warrant Holder hereof.  The term “Warrant” as used herein includes any Warrants into which this Warrant may be divided or exchanged.  Upon receipt by the Company of reasonable evidence of the ownership of and the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of indemnity reasonably satisfactory to the Company, or, in the case of mutilation, upon surrender and cancellation of the mutilated

3

Confidential

Warrant, the Company shall execute and deliver in lieu thereof a new Warrant of like tenor and date representing an equal number of Warrants.

6.

LIMITATION ON EXERCISE AND SALES.  Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), as of the date of issuance hereof and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant, or any Warrant Shares issued upon its exercise, in the absence of (i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares or (ii) an opinion of counsel in form, substance and scope reasonably satisfactory to counsel to the Company that registration under the Securities Act is not required.

The Company shall be under no obligation to issue the shares covered by such exercise unless and until the Warrant Holder shall have executed the form of exercise annexed hereto that states that at the time of such exercise that it is then an “accredited investor” within the meaning of Rule 501(a) promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act, is acquiring such shares for its own account, and will not transfer the Warrant Shares unless pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions, in which event the Warrant Holder shall be bound by the provisions of a legend or legends to such effect that shall be endorsed upon the certificate(s) representing the Warrant Shares issued pursuant to such exercise.  In such event, the Warrant Shares issued upon exercise hereof shall be imprinted with a legend in substantially the following form:

“THIS SECURITY HAS BEEN ACQUIRED FOR INVESTMENT AND HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THIS SECURITY MAY NOT BE SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR PURSUANT TO AN EXEMPTION THEREFROM UNDER SAID ACT AND SUCH LAWS, SUPPORTED BY AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.”

7.

COMPANY'S RIGHT TO CALL.  The Company shall have the right to call this Warrant at any time on or after six months following the date a registration statement filed with the SEC covering the resale of the Warrant Shares is declared effective, in the event (i) the volume weighted average trading price of the Common Stock as listed on the Applicable Trading Market equals or exceeds$0.30 per share for a period of twenty consecutive trading days, and (ii) the average daily trading volume of the Common Stock equals or exceeds 100,000 shares on the Applicable Trading Market during said period (a "Call Qualification Period").  The Company must provide thirty (30) days written notice to the Warrant Holder of such a call, which notice must be received on or before the date that is twenty (20) days after the end of a Call Qualification Period.

8.

ADJUSTMENT OF PURCHASE PRICE AND NUMBER OF SHARES DELIVERABLE. The Exercise Price and the number of Warrant Shares purchasable pursuant to

4

Confidential

each Warrant shall be subject to adjustment from time to time as hereinafter set forth in this Section 8:

(a)

In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall issue any shares of its Capital Stock as a stock dividend, except with respect to the Company’s Convertible Preferred Stock, or subdivide the number of outstanding shares of its Capital Stock into a greater number of shares, then in either of such cases, the then applicable Exercise Price per Warrant Share purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately reduced, as is fair, in relation to the change in the Capital Stock outstanding,  and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately increased, as is fair, in relation to the change in the Capital Stock outstanding; and conversely, in the event the Company shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such case, the then applicable Exercise Price per Warrant Share purchasable pursuant to this Warrant in effect at the time of such action shall be proportionately increased, as is fair, in relation to the change in the Capital Stock outstanding,  and the number of Warrant Shares at that time purchasable pursuant to this Warrant shall be proportionately decreased, as is fair, in relation to the change in the Capital Stock outstanding. If the Company shall, at any time during the life of this Warrant, declare a dividend payable in cash on its Capital Stock and shall at substantially the same time offer to its stockholders a right to purchase new Capital Stock from the proceeds of such dividend or for an amount substantially equal to the dividend, all Capital Stock so issued shall, for the purpose of this Warrant, be deemed to have been issued as a stock dividend.  Any dividend paid or distributed upon the Common Stock in stock of any other class of securities convertible into shares of Common Stock shall be treated as a dividend paid in Common Stock to the extent that shares of Common Stock are issuable upon conversion thereof.

(b)

In case, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Capital Stock, (other than a change in par value to no par value), or the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its or of any successor corporation’s property and assets to any other corporation or corporations (any such other corporations being included within the meaning of the term “successor corporation” hereinbefore used in the event of any consolidation or merger of any such other corporation with, or the sale of all or substantially all of the property of any such other corporation to, another corporation or corporations), then, as a condition of such recapitalization, consolidation, merger or conveyance, lawful and adequate provision shall be made whereby the holder of this Warrant shall thereafter have the right to purchase, upon the basis and on the terms and conditions specified in this Warrant, in lieu of the Warrant Shares theretofore purchasable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to, or in exchange for, the number of Warrant Shares theretofore purchasable upon the exercise of this Warrant, had such recapitalization, consolidation, merger, or conveyance not taken place; and in any such event, the rights of the Warrant Holder to any adjustment in the number of Warrant Shares purchasable upon the exercise of this Warrant, as herein provided, shall continue and be preserved in respect of any stock which the Warrant Holder becomes entitled to purchase.

(c)

In case the Company at any time while this Warrant shall remain unexpired and unexercised shall sell all or substantially all of its property or dissolve, liquidate,

5

Confidential

or wind up its affairs, lawful provision shall be made as part of the terms of any such sale, dissolution, liquidation or winding up, so that the holder of this Warrant may thereafter receive upon exercise hereof in lieu of each Warrant Share that it would have been entitled to receive, the same kind and amount of any securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each share of Common Stock of the Company, provided, however, that in any case of any such sale or of dissolution, liquidation or winding up, the right to exercise this Warrant shall terminate on a date fixed by the Company; such date so fixed to be not earlier than 5:00 p.m., Pacific time, on the forty-fifth day next succeeding the date on which notice of such termination of the right to exercise this Warrant has been given by mail to the registered holder of this Warrant at its address as it appears on the books of the Company.

(d)

No adjustment in the per share Exercise Price shall be required unless such adjustment would require an increase or decrease in the Exercise Price by at least $0.01; provided, however, that any adjustments that by reason of this subsection are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 8 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

(e)

The Company will not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company but will at all times in good faith assist in the carrying out of all the provisions of this Section 8 and in the taking of all such actions as may be necessary or appropriate in order to protect against impairment of the rights of the Warrant Holder to adjustments in the Exercise Price.

(f)

Upon the happening of any event requiring an adjustment of the Exercise Price hereunder, the Company shall give written notice thereof to the Warrant Holder stating the adjusted Exercise Price and the adjusted number of Warrant Shares resulting from such event and setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

9.

VOLUNTARY ADJUSTMENT BY THE COMPANY.  The Company may, at its option, at any time during the term of the Warrants, reduce the then current Exercise Price to any amount deemed appropriate by the Board of Directors of the Company and/or extend the date of the expiration of the Warrants.

10.

RIGHTS OF THE HOLDER. The Warrant Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

6

Confidential

11.

NOTICES OF RECORD DATE.  In case:

(a)

the Company shall take a record of the holders of its Capital Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or

(b)

of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

(c)

of the voluntary or involuntary dissolution, liquidation or winding-up of the Company, then, and in each such case, the Company will mail or cause to be mailed to the Warrant Holder a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Capital Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Capital Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up.  Such notice shall be mailed at least ten days prior to the record date or effective date for the event specified in such notice, provided that the failure to mail such notice shall not affect the legality or validity of any such action.

12.

SUCCESSORS.  The rights and obligations of the parties to this Warrant will inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, pledgees, transferees and purchasers.

13.

CHANGE OR WAIVER.  Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against whom enforcement of the change or waiver is sought.

14.

HEADINGS.  The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

15.

GOVERNING LAW.  This Warrant shall be governed by and construed in accordance with the laws of the State of California as such laws are applied to contracts made and to be fully performed entirely within that state between residents of that state.

16.

JURISDICTION AND VENUE. The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Warrant shall be instituted exclusively in the United States District Court for the Southern District of California or any court of competent jurisdiction in the State of California located in Los Angeles County, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum, and (iii) irrevocably consents to the jurisdiction of the such court(s) in any

7

Confidential

such suit, action or proceeding, and the Company further agrees to accept and acknowledge service or any and all process that may be served in any such suit, action or proceeding in such court(s) in person or by certified mail addressed as provided in the following Section.

17.

MAILING OF NOTICES, ETC.  All notices and other communications under this Warrant (except payment) shall be in writing and shall be sufficiently given if delivered to the addressees in person, by Federal Express or similar overnight courier service, or if mailed, postage prepaid, by certified mail, return receipt requested, as follows:

Registered Holder:

To his or her last known address as indicated on the Company’s books and records.

The Company:

Probe Manufacturing, Inc.

17475 Gillette Avenue,

Irvine, CA, 92614

Attention:  Chief Financial Officer

or to such other address as any of them, by notice to the others, may designate from time to time.  Notice shall be deemed given (a) when personally delivered, (b) the scheduled delivery date if sent by Federal Express or other overnight courier service or (c) the fifth day after sent by certified mail.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of _________________, 2013.

PROBE MANUFACTURING, INC.

By:

______________________________

Name:

Kambiz Mahdi

Title:

Chief Executive Officer

8

Confidential

EXERCISE FORM

To Be Executed by the Warrant Holder

In Order to Exercise Class FWarrants

TO: Probe Manufacturing, Inc.

The undersigned hereby: (1) irrevocably subscribes for and offers to purchase _______ shares of Common Stock of Probe Manufacturing, Inc., pursuant to Class F Warrant No. _____________  heretofore issued to _______________________ on ________________________, _______; (2) encloses a cash payment of $____________; and (3) requests that a certificate for the shares be issued in the name of the undersigned, or the undersigned's designee, and delivered to the undersigned, or the undersigned's designee, at the address specified below.

The undersigned hereby represents and warrants to the Company that it is an “Accredited Investor” within the meaning of Rule 501(a) of the Securities Act of 1933, as amended (the “Securities Act”), and is acquiring these securities for its own account and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same.  The undersigned further represents that it does not have any contract, agreement, understanding or arrangement with any person to sell, transfer or grant the shares of Common Stock issuable under this Warrant.  The undersigned understands that the shares it will be receiving are “restricted securities” under Federal securities laws inasmuch as they are being acquired from Probe Manufacturing, Inc., in transactions not including any public offering and that under such laws, such shares may only be sold pursuant to an effective and current registration statement under the Securities Act or an exemption from the registration requirements of the Securities Act and any other applicable restrictions, in which event a legend or legends will be placed upon the certificate(s) representing the Common Stockissuable under this Warrant denoting such restrictions.  The undersigned understands and acknowledges that the Company will rely on the accuracy of these representations and warranties in issuing the securities underlying the Warrant

Date:

__________________________________________________________

Investor Name:

____________________________________________________

Taxpayer Identification Number:

_______________________________________

By:

_________________________________________________________________

Printed Name:

____________________________________________________

Title:

__________________________________________________________

Address:

__________________________________________________________

Note: The above signature should correspond exactly with the name on the face of this Warrant Certificate or with the name of assignee appearing in assignment form below.

AND, if said number of shares shall not be all the shares purchasable under the within Warrant, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder less any fraction of a share paid in cash and delivered to the address stated above.

1

Confidential

ASSIGNMENT FORM

To be executed by the Warrant Holder

In order to Assign Warrants

FOR VALUE RECEIVED,____________________________________ hereby sell, assigns and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(Please print or type name and address)

______________________ of the Warrants represented by this Warrant, and hereby irrevocably constitutes and appoints ________________________ Attorney-in-Fact to transfer this Warrant on the books of the Company, with full power of substitution in the premises.

Dated:______________________

(Signature of Registered Holder)

THE SIGNATURE ON THE EXERCISE FORM OR THE ASSIGNMENT FORM MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS WARRANT IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER,.

CERTIFICATION OF STATUS OF TRANSFEREE

TO BE EXECUTED BY THE TRANSFEREE OF THIS WARRANT

The undersigned transferee hereby certifies to the registered holder of this Warrant and to Probe Manufacturing, Inc. that the transferee is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended.

Dated:_____________________

(Signature of Transferee)

1